RESTRICTED ACCOUNT AGREEMENT


         This RESTRICTED ACCOUNT AGREEMENT ("Agreement"), dated as of August 13, 1997, is made by and among RIVIERA HOLDINGS CORPORATION, a Nevada corporation (the "Company"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as trustee and collateral agent under the Indenture (as defined below) ("Secured Party"), and U.S. BANK OF NEVADA (the "Bank").

                                 R E C I T A L S

         A. The Company is the issuer of those certain $175,000,000 10% First Mortgage Notes due 2004 (the "Notes") pursuant to that certain Indenture dated as of August 13, 1997 (the "Indenture") by and among the Secured Party, the Company, and Riviera Operating Company, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., and Riviera Gaming Management-Elsinore, Inc., as guarantors. Any capitalized term used in this Agreement without definition, but defined in the Indenture, shall have the same meaning here as in the Indenture.

         B. It is a condition precedent to the issuance of the Notes that the Company and the Secured Party shall have entered into an agreement with a financial institution selected by the Company and acceptable to the Secured Party for the creation of a restricted account (the "Account") at such institution for the deposit of the proceeds from the sale of the Notes.

         C. The Company has selected and the Secured Party has approved the selection of the Bank for the establishment and maintenance of the Account. The Bank has established Account No. 8470105316 as the Account and is willing to maintain the Account, all pursuant to and in accordance with the terms and conditions of this Agreement.

                                A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing and other good and adequate consideration, the receipt of which is hereby acknowledged, the Company, the Secured Party and the Bank agree as follows:

                                    ARTICLE I

         SECTION I.1. The Company and the Bank acknowledge and confirm that the Secured Party holds a security interest in the Account and in all funds now or at any time hereafter deposited to the Account and all of the Company's rights with respect to the Account and such funds and that the same constitute part of the Collateral granted to the Secured Party to secure performance and repayment of the Obligations. After a notice is given pursuant to Section 1.4 below, the Company hereby irrevocably authorizes the Bank to comply with any requests of the Secured Party with regard to deposits in and withdrawals from the Account.


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         SECTION I.2. Such funds shall not be subject to banker's lien,  setoff, deductions or any other right in favor of any person (including the Bank) other than the Secured Party, except as expressly provided for herein with respect to the Bank.

         SECTION I.3. All expenses for the maintenance of the Account are the responsibility of the Company and are not to be deducted from funds in the Account or remittances to the Secured Party.

         SECTION I.4. The Secured Party hereby directs and the Bank agrees (and the Company hereby irrevocably authorizes and instructs the Bank) that upon receipt of a notice in the form of Exhibit A certifying that an event of default under the Indenture has occurred, the Bank shall take the actions set forth in such notice. These actions may include, at the sole discretion of the Secured Party, any or all of the following:

                   (a) Cease honoring all drafts, demands, withdrawal, remittance or other requests and instructions by the Company, whether made before or after the demand, unless consented to in writing by the Secured Party.

                   (b) Hold solely for the account of the Secured Party all funds which may be on deposit in the Account at the time of and after the notice.

                   (c) Remit all such funds directly to the Secured Party, as soon as collected, by electronic transfer to such accounts as the Secured Party may instruct in writing in such notice or at any time thereafter.

         SECTION I.5. The Company hereby agrees to indemnify and save the Bank harmless from and against any and all liabilities, losses, costs or expenses (including reasonable attorneys' fees) which it suffers or incurs in connection with this Agreement (except those arising out of the Bank's gross negligence or willful misconduct), including claims that the Bank was not properly authorized to turn over funds on deposit in the Account to the Secured Party.

         SECTION I.6. After a notice is given pursuant to Section 1.4 above, the Bank shall send to the Secured Party, at its address shown below, a copy of each periodic statement produced for the Account, as and when such statement is sent to the Company, at its address shown below.

         SECTION I.7. Unless and until an event of default under the Indenture shall occur, the Company shall be entitled to withdraw funds from the Account and take any actions with respect to the Account as it sees fit. The Bank is hereby authorized, until any such event of default shall occur, to follow all instructions with respect to the Account as shall be given by the Company, and to follow all standard banking procedures which govern the Account.

         SECTION I.8. This Agreement shall continue in full force and effect until the earlier of (a) withdrawal of all funds in the Account and (b) termination by the Bank on thirty (30) days' prior written notice to all other parties. The Secured Party may terminate this Agreement at any time which termination shall be effective on receipt of written notice by the Bank. The Company shall have no right to unilaterally terminate this Agreement.


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         SECTION  I.9.  This  Agreement is binding upon the Bank and the Company and their respective successors and assigns and is enforceable by the Secured Party and its successors and assigns. It supersedes any and all prior agreements relating to the Account other than the agreement between the Bank and the Company pertaining to the Account ("Account Agreement"). If there are any inconsistencies between this Agreement and the Account Agreement, this Agreement shall control. Neither this Agreement nor any other agreement relating to the Account may be altered, amended or otherwise modified without the prior written consent of the Secured Party. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instruments.

         SECTION I.10. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.

                     [Remainder of page intentionally blank]


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         IN WITNESS  WHEREOF,  this  Agreement  has been duly executed as of the date first written above.

                                   RIVIERA HOLDINGS CORPORATION



                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   Address:   2901 Las Vegas Boulevard South
                                              Las Vegas, Nevada 89109
                                              Attention: Chief Executive Officer
                                              Telecopy:  (702) 794-9277


                                   NORWEST BANK MINNESOTA, NATIONAL
                                   ASSOCIATION


                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   Address:   Corporate Trust Department
                                              6th and Marquette
                                              Minneapolis, Minnesota  55479-0069
                                              Attention: Raymond Haverstock
                                              Telecopy:  (612) 667-9825


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                                   U.S. BANK OF NEVADA



                                   By: _________________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   Address:   U.S. Bank of Nevada
                                              __________________________________
                                              __________________________________
                                              Attention:  ______________________
                                              Telecopy:   ______________________


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                                    EXHIBIT A


                          [Letterhead of Secured Party]


                            ----------------, ------




U.S. Bank of Nevada
[Address of Bank]
Attn: _________________________

            Re: Account No. 8470105316 (the "Account") in the name of Riviera Holdings Corporation

Ladies and Gentlemen:

         Reference is made to that certain Restricted Account Agreement dated as of August 13, 1997 (the "Agreement") among you, us and Riviera Holdings Corporation (the "Company"), pursuant to which we, for the benefit of the holders of those certain $175,000,000 10% First Mortgage Notes due 2004 issued by the Company, were given a security interest in the Account. This notice is given in accordance with the terms of the Agreement. We hereby notify you that an event of default has occurred under that certain Indenture dated as of August 13, 1997 (the "Indenture") by and among the Company, us and Riviera Operating Company, Riviera Gaming Management, Inc., Riviera Gaming Management of Colorado, Inc., and Riviera Gaming Management-Elsinore, Inc., as guarantors.

         Accordingly, effective immediately and continuing until we shall authorize you in writing to do otherwise, the Account is now subject to the additional restrictions set forth in Sections 1.4 and 1.5 of the Agreement, and the Bank is directed, pursuant to Section 1.4 of the Agreement, to take the following actions:

                  (a) Cease honoring all drafts, demands, withdrawal, remittance or other requests and instructions by the Company, whether made before or after the demand, unless consented to in writing by the Secured Party.

                  (b) Hold solely for the account of the Secured Party all funds which may be on deposit in the Account at the time of and after the notice.


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                  [(c) Remit all such funds  directly to the Secured  Party,  as soon as collected, by electronic transfer to such accounts as the Secured Party may instruct in writing in such notice or at any time thereafter.]

                                       Very truly yours,

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION



                                       By:______________________________________
                                       Its:_____________________________________

cc:      Riviera Holdings Corporation


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